Exhibit 10.12


Agreement of Lease, made as of this 22nd day of April 1997, between RECKSON FS LIMITED PARTNERSHIP, a partnership having its principal office at 225 Broadhollow Road, Melville, New York 11747 party of the first part, hereinafter referred to as OWNER, and LOGIMETRICS, INC., with an address of 121-03 Dupont Street, Plainview, New York 11803 party of the second part, hereinafter referred to as TENANT,


Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner approximately 14,000 square feet of space as indicated as cross-hatched on Exhibit ___ in the building containing approximately 28,000 square feet known as 50 Orville Drive, Bohemia, New York for the term of seven (7) years (or until such term shall sooner cease and expire as hereinafter provided) to commence as provided in Paragraph 80 in the Rider annexed hereto, and to end on the 31st day of July two thousand and four, both dates inclusive, at an annual rental rate of as set forth in the rider annexed hereto which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term contained therein, if any, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

          The  parties  hereto,  for  themselves,   their  heirs,  distributees,
executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

          1. Occupancy: Tenant shall pay the rent as above and as herein-after provided.

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          2. Use:  Tenant shall use and occupy  demised  premises for  assembly, distribution,  light  manufacturing  and testing of communication and electronic
equipment,   uses  ancillary  thereto  and  administrative   offices  associated
therewith, provided such use is in accordance with the Certificate of Occupancy for the building, if any, and for no other purpose.

3. Alterations: Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent which consent shall not be unreasonably withheld or delayed. Subject to the prior written consent of Owner, and in the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved by Owner. Tenant shall, at its expense, before making any alterations, additions, installments or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law or otherwise. All fixtures and all paneling, partitions, [garbled unintelligible lauguage] and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be

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surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

          4. Repairs: Subject to the provisions of Article 50 of the Rider annexed hereto, Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving

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of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this
Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

          5. Window Cleaning: Tenant will not clean nor require, permit, [garbled unintelligble language] or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

          6. Requirements of Law, Fire Insurance, Floor Loads: Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter,

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Tenant  shall,  at  Tenant's  sole cost and  expense,  promptly  comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, or, with respect to the building. If arising out of Tenant's use or manner of use of the demised premises or the building (including the use permitted under the lease). Except as provided in
Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except
as  now  or  hereafter   permitted  by  the  Fire  Department,   Board  of  Fire
Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse
Owner, as additional rent hereunder, for that portion of all the insurance premiums thereafter paid by Owner which shall

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have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making the insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settlings sufficient, in Owner's judgment, to absorb and prevent vibration, noise and annoyance.

          7. Subordination: This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

          8. Property - Loss, Damage, Reimbursement, Indemnity: Owner or its agents shall not be liable for any damages to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, not for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due in the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi-public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled in any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant,
Tenant'  agents,  contractors,   employees,  invitees  or  licensees.  Tenant'
liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant' expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

          9. Destruction, Fire and Other Casualty: (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are tendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner' rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. Tenant

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acknowledges  that Owner will not carry insurance on Tenant's  furniture  and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of
Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

          10. Eminent Domain: If the whole or any material part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi-public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.

          12. Electric Current: Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing [garbled unintelligible language] to the building or the [garbled unintelligble language] or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such Installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

          13. Access to Premises:

          Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building on which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated

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to  perform  under  this  lease,  or for the  purpose  of  complying  with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress not to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchases or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

          14. Vault, Vault Space, Areas: No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything

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contained  in or  indicated  on any  sketch,  blue  print or plan,  or  anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or elimination or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

          15. Occupancy: Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, except as specifically provided elsewhere in this Lease, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

          16. Bankruptcy: (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be canceled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

          (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages in any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be

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proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

          17. Defaults: (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted "or if this lease be rejected under Section 365 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant or if Tenant shall have failed, after thirty (30) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder; then in any one or more of such events, upon Owner serving a written thirty (30) days notice upon Tenant specifying the nature of said default and upon the expiration of said thirty
(30) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied with said thirty (30) day period, and if Tenant shall not have diligently commenced during such default within such thirty (30) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three
(3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

          (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein of any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

          18. Remedies of Owner and Waiver of Redemption: In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any access, if any, of such net rents collected over the sum payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in the lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

          19. Fees and Expenses: If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease beyond the expiration of all applicable cure periods provided herein for the cure thereof then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceedings, then tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owners as damages.

          20. Building Alterations and Management: Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants. Such building alterations shall not materially affect Tenant's rights hereunder and Owner hereby agrees to use its reasonable efforts to minimize its interference with the operation of Tenant's business at the demised premises.

          21. No Representations by Owners: Except as specifically provided elsewhere in this Lease, neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

          22. End of Term: Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

          23. Quiet Enjoyment: Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

          24. Failure to Give Possession: If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that the premises are substantially ready for Tenant's occupancy. If permission is given to

Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified in the commencement of the term of this lease. Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 233-a of the New York Real Property Law.

          25. No Waiver: The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent net which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payer of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payer, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

          26. Waiver of Trial by Jury: It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

          27. Inability to Perform: This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

          28. Bills and Notices: Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered it, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

          29. Water Charges: If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building or the demised premises or any part thereof is supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner, as additional rent, on the first day of each month Tenant's Proportionate Share (hereinafter defined) % ($ ) of the total meter charges as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth. Notwithstanding anything contained herein to the contrary, Tenant shall not be obligated to pay for any additional costs incurred in the event any other tenant uses the building water supply for non-lavatory purposes.

          30. Sprinklers: Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of Tenant's Proportionate Share on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

          33.  Captions:   The  Captions  are  inserted  only  as  a  matter  of
convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

          34. Definitions: The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all
covenants  and  obligations  of  Owner  hereunder.   The  words "re-enter"  and
"re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so-expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to new Owner from Tenant under this lease in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 31 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the
applicable   building  service
union employees service contract or by the applicable Operating Engineers contract with respect to IIVAC service.

          35. Adjacent Excavation: If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be Sharing: made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and in support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

          36. Rules and Regulations: Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. Landlord hereby agrees not to enforce the provisions of any rules and regulations in a manner which discriminates against Tenant.

          37. Glass: Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

          38. Estoppel Certificate: Either party at any time, and from time to time, upon at least 10 days' prior notice by the other party shall execute, acknowledge and deliver to such party, and/or to any other person, firm or corporation specified by such party, a statement certifying that this lease is unmodified in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates in which the rent and additional rent have been paid, and stating whether or not there exists any default by such party under this Lease, and, if so, specifying each such default.

          39. Directory Board Listing: If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed at the consent by Owner to an assignment or subletting by Tenant to such person or persons.

          40. Successors and Assigns: The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.


          IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.


                                   RECKSON FS LIMITED PARTNERSHIP


Witness for Owner:                 By: RECKSON FS INC.,
                                       it general partner


______________________________     By:/s/Mitchell Reckler  (L.S.)
                                      _______________________________
                                      Mitchell Reckler


Witness for Tenant:                LOGIMETRICS, INC.


______________________________     By:/s/Russell Reardon   (L.S.)
                                      _______________________________
                                      Russell Reardon

                                 ACKNOWLEDGMENTS
CORPORATE TENANT
STATE OF NEW YORK,    ss.:
County of

          On this  _________  day of  ______________________,  19__,  before  me personally came to me known, who being by me duly sworn, did depose and say that he resides in

that he is the _________________________ of

the  corporation  described in and which executed the foregoing  instrument,  as
TENANT: that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                             ___________________________________


INDIVIDUAL TENANT
STATE OF NEW YORK,   ss.:
County of

          On this ___________ day of  ___________________________,  19__, before me

personally came

to me known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that ________ he executed the same.


                                              __________________________________

                             IMPORTANT - PLEASE READ

                      RULES AND REGULATIONS ATTACHED TO AND
                            MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 36.


          1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and slideguards.

          2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

          3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

          4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

          5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tables shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

          No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used [garbled unintelligble language] of builders deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

          7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

          12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

          13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.

RIDER TO LEASE dated April 22, 1997 between RECKSON FS LIMITED PARTNERSHIP, as Owner, and LOGIMETRICS, INC., as Tenant

41. This lease shall not be recorded. No memorandum of this lease shall be recorded without the express written consent of Owner.

42. The invalidity or unenforceability of any portion of this lease shall in no way affect the validity or enforceability of any of the provisions contained in this lease.

43. There are no oral agreements between the parties hereto affecting this lease and this lease supersedes and cancels any and all previous representations, negotiations, arrangements and understandings, if any, between the parties hereto with respect to the subject matter hereof, and shall not be used to interpret or construe this lease.

44. Tenant shall furnish and pay for, at its sole cost and expense, all utilities supplied to the demised premises by any utility company, whether public or private, including but not limited to gas, electricity and telephone. Water shall be provided to the demised premises through a common meter but Tenant shall pay for the cost thereof pursuant to Article 66 below.

45. With respect to all work performed by or on behalf of Tenant in the demised premises, Tenant will deliver to the Owner certificates evidencing Worker's Compensation Insurance and Contractor's General Liability Insurance in the amounts set forth in Paragraph 75(a) herein.

46. It is understood and agreed that in the event that sewer lines are installed or brought to the building of which the demised premises forms a part, the Owner shall have no obligation to connect the demised premises to such sewer lines; however, the Tenant may, at its own cost and expense, connect to such sewer lines. In the event the Owner is required to connect the building to such sewer lines, Tenant shall bear Tenant's Proportionate Share (as hereinafter defined) of all costs and expenses incurred by the Owner, directly or indirectly, in connection with the Owner's compliance with such requirement. Notwithstanding the foregoing, if Owner is required to connect the building to sewer lines during the term or any renewal term hereunder, Tenant shall only pay for one-fifteenth (1/15) of the cost of such sewer installation, as such installation would be capitalized in accordance with GAAP. As of the date hereof, Owner has not received any written notice that it is required to connect the building to any sewer lines.

47. Wherever in this lease there is any conflict between the provisions of any of the printed portions of the lease and the typewritten portions of the lease, the typewritten provisions shall be deemed to supersede the printed provisions.

48. Tenant shall pay to Owner, as additional rent, Tenant's Proportionate Share of Owner's charges for providing sprinkler fireline service. For purposes of this Lease, the term

     "Tenant's Proportionate Share" shall mean fifty (50) percent, as the same may be amended from time to time based upon the formula set forth in Paragraph 51(c) hereof.

49. Any references in the printed portions of this lease to the City of New York and the Administrative Code of the City of New York are deemed deleted, and where applicable the town in which the demised premises is located and other local governmental authorities and their ordinances shall be substituted in lieu thereof.

50. During the full term of this lease, Owner shall make all structural repairs to the demised premises except those which shall have been occasioned by the acts of omission or commission of Tenant, its agents, employees or invitees. Structural repairs are hereby defined to be repairs to the roof, foundation footings, the bearing walls, foundation and the structural steel. Except as aforesaid, Tenant shall, at its own cost and expense, keep the demised premises in good condition, repair and appearance at all times throughout the term of this lease including the electrical, heating, plumbing, sprinkler and air-conditioning facilities exclusively servicing the demised premises. Except as set forth elsewhere in this lease, Owner shall be responsible for all electrical, heating, plumbing, sprinkler and air-conditioning facilities servicing the building except for facilities exclusively servicing the demised premises. Tenant shall at all times obtain and keep in full force and effect for the benefit of Owner and Tenant with a responsible company doing business in Suffolk County a service repair and maintenance contract with respect to the heating, ventilating and air-conditioning systems servicing the demised premises. A copy of such contract and renewals thereof shall upon issuance and thereafter not later than ten (10) days prior to expiration be furnished to Owner together with evidence of payment. Owner represents and warrants to Tenant that the demised premises and the electrical, heating, plumbing, sprinkler, cesspool and air-conditioning facilities in or serving the demised premises shall be in good working order and condition as of the Term Commencement Date and, in connection with the HVAC system only, the same shall be in good working order for one (1) year after the Term Commencement Date. Owner shall, at Tenant's sole cost and expense, pump out the cesspool as and when required. Tenant shall be responsible for the entire cost and expense incurred in connection with Owner pumping out the cesspool for as long as Tenant remains the only tenant in the building. In the event there are other tenants occupying space in the building, Tenant shall be responsible for Tenant's Proportionate Share of such cost and expense.

51. If, in any year during the term of this lease or any renewal, extension or modification thereof, real estate taxes (as hereinafter defined) shall increase over and above Owner's basic tax liability (as hereinafter defined), Tenant covenants and agrees to pay Tenant's Proportionate Share of such increase as additional rental, on the rental installment date immediately following receipt of "Owner's Statement" (hereinafter defined).

     (a) The term "real estate taxes" shall be deemed to mean all taxes and assessments, special or otherwise, assessed upon or with respect to the ownership and all other taxable interests in the land and improvements thereon of which the demised premises are part, imposed by Federal, State or local governmental authority or any other taxing authority having jurisdiction over Owner's tax lot or lots, but shall not include income, intangible, franchise, capital stock, estate or inheritance taxes, or taxes based upon the receipt of rentals (unless the same shall be in lieu of "real estate taxes" as herein defined by whatever name the tax may be designated).

     (b) "Owner's basic tax liability" shall be a sum equal to the lesser of the amount of taxes as assessed or the said taxes as reduced by appropriate proceedings, against the land, buildings and improvements of which the demised premises are part in the tax year 1996/97, excluding, however, taxes for special assessments for local improvements not located on property owned by Owner.

     (c)    "Formula" -
            Tenant's total
            square footage        x Increase = Tenant's share of increase (50%)
            Total square footage
            of building

     (d) "Owner's Statement" shall be that written statement which Owner may at any time deliver to Tenant containing a computation of the increase above Owner's basic tax liability and the amount of Tenant's proportionate share thereof. Upon Tenant's written request, Owner shall provide Tenant with a copy of the applicable tax bill with Owner's delivery of Owner's Statement.

     The failure of Owner to deliver an Owner's Statement as provided above shall not prejudice nor waive the right of Owner to deliver such statement for any subsequent tax year, nor from including in said statement, as additional rental, Tenant's Proportionate Share of any increase for any year in which no Owner's Statement was delivered to Tenant, but for which Tenant was otherwise obligated to pay such additional rental. In the event Owners basic tax liability is reduced as a result of any appropriate proceeding, Owner shall have the right to adjust the amount of additional rental hereunder to reflect the new basic tax liability of the Owner, and Tenant agrees to pay the amount of said adjustment on the next rent installment day immediately following receipt of a written statement from Owner setting forth the amount of said adjustment. In no event shall the base year taxes be less than $44,821.80. Further, in no event shall the rent due hereunder be reduced as a result of a reduction in the real estate taxes assessed against the land and the improvements thereon of which the demised premises forms a part.

     (e) With respect to any period at the expiration of the term of this lease which shall constitute a partial tax year, Owner's Statement shall apportion the amount of the additional rental due hereunder. The obligation of Tenant in respect of such additional rental applicable for the last year of the term of this lease or part thereof shall survive the expiration of the term and any renewal term of this lease; provided, however, that if Owner fails to render such Owner's Statement within three (3) years following the end of any term or renewal term hereunder, no payment of Tenant's Proportionate Share of real estate taxes shall be due for such tax year.

     (f) Tenant shall not, without Owner's prior written consent, institute or maintain any action, proceeding or application in any court or body or with any governmental authority for the purpose of changing the real estate taxes. However, if Owner has failed to commence such a proceeding by the thirtieth (30th) day prior to the final date to file challenges for the tax year in question and Owner has not provided to Tenant in writing upon Tenant's written request a reasonable justification for not doing so prior to such thirtieth (30th) day, then Tenant shall be permitted to commence such a proceeding for the tax year in question at Tenant's sole cost and expense and upon prior notice to Owner. In the event Tenant commences such a proceeding as permitted by this Paragraph, Tenant shall furnish Owner with copies of all documents delivered and received by or on behalf of Tenant in connection with said proceeding. Owner agrees to cooperate with Tenant in commencing such a proceeding in Owner's name and to execute any documentation reasonably requested by Tenant in connection with said proceeding. In the event any such action initiated by Owner or Tenant is successful, then Tenant shall receive, or have credited against its rent thereafter due (at Owner's option), or, following termination of or expiration of this Lease (provided such termination is not a result of Tenant's uncured default hereunder), Owner shall reimburse Tenant for any tax refund or credit obtained thereby to the extent said real estate taxes were actually paid by Tenant (after reimbursement to the appropriate party for reasonable legal fees and other customary out of pocket expenses).

52. If any increase in real estate taxes shall be due to improvements made or performed by or on behalf of Tenant, such increases shall be paid in full by Tenant without apportionment.

53. At the request of Owner, Tenant agrees to furnish Owner with a current financial statement prepared by a certified public accountant or such other financial information regarding Tenant which is available to the public.

54. The acceptance of rent from any person, association, partnership or corporation other than the Tenant herein named, shall in no way be deemed to establish a tenancy with said person, association, partnership or corporation for making such payment, and shall in no way be deemed to relieve the Tenant from any and all obligations hereunder.

55. The mailing or delivery of a lease by the Owner to a possible Tenant, its agent or attorney, shall not be deemed an offer nor shall any obligation or liability be created on the part of Owner until such time as a lease, duly executed by the Owner, is delivered to such possible Tenant, its agent or attorney.

56. Tenant agrees to pay, as additional rent, Tenant's Proportionate Share of Owner's cost of maintenance and repair of the landscaped and parking areas which are used in common by all of the tenants of the building, including, without limitation, snow and ice removal and the cost of the maintenance and upkeep of the water drainage systems and landscape maintenance. Owner shall provide the foregoing services throughout the term and any renewal term hereunder.

57. If an institution furnishing a mortgage loan on the demised premises or the building shall require a change or changes in this lease as a condition of such financing and if Tenant should refuse to agree thereto, then Owner may terminate this lease at any time, provided such changes shall not substantially alter the obligations of Tenant or impose on Tenant any conditions more burdensome than as otherwise exist hereunder (such as an increase in any monetary obligation of Tenant hereunder or a modification of the term or any of Tenant's option or offer rights hereunder).

58. Tenant covenants that the demised premises will not be used so as to interfere with other tenants in the building. Tenant also covenants that no noise or noxious fumes or odors will be created by Tenant so as to interfere with the quiet enjoyment of the other tenants of their respective demised portions of the building.

59. Tenant shall not obstruct or encumber, nor cause to be obstructed or encumbered, the sidewalks, area ways or other public portions of the building of which the demised premises forms a part, including, without limitation, the parking area, driveways and access areas adjacent to the demised premises and used in conjunction therewith and adjacent to the building; nor shall Tenant use same nor permit same to be used for any purpose other than ingress and egress to and from the demised premises. However, Tenant may use the loading area for loading and unloading.

60. In the event Tenant does not vacate the demised premises upon the expiration date of this lease, or upon the expiration of any option period (whether such expiration date shall be the expiration date provided hereunder or the date of the termination of this lease as provided hereunder), then and in that event Tenant shall remain as a month to month Tenant at the monthly rental of one hundred seventy-five (175%) percent of the rent payable by Tenant for the third month prior to the Expiration Date (hereinafter defined) in addition to the escalations or additional rent payable pursuant to the terms of this lease.

61. It is agreed that Owner shall do certain work in and to the demised premises at Owner's cost and expense prior to the commencement of the lease term herein. Said items are set forth in Schedule "A" annexed hereto and made a part hereof. Except for Owner's work, Tenant agrees to accept the demised premises in its "as is" condition.

     Notwithstanding anything contained in this lease to the contrary, subject to such circumstances set forth in Article 27 hereof and subject further to the provisions of this Article, Owner hereby agrees to substantially complete the demised premises by the date which is sixty-three (63) days from the date that this lease is fully and unconditionally executed by both Owner and Tenant (the "SC Date"). "Substantially complete" as used herein is defined to mean when the only items to be completed are those which do not interfere with the Tenant's occupancy and substantially full enjoyment of the demised premises; but if Owner shall be delayed in such "substantial completion" as a result of (a) Tenant's failure to furnish plans and specifications; (b) Tenant's request for materials, finishes or installations other than Owner's standard; (c) Tenant's changes in said plans; (d) the performance or completion of any work, labor or services by a party employed by

     Tenant; or (e) Tenant's failure to approve final plans or working drawings;
     then  the  Rent  Commencement  Date  (as  hereinafter   defined)  shall  be
     accelerated by the number of days of such delay.

     If Owner does not substantially complete the demised premises by the SC Date, subject to such circumstances set forth in Article 27 hereof and subject further to the provisions of this Article, Tenant shall receive, as its sole and exclusive remedy, a rent credit of $354.00 per day for each day thereafter until the date Owner substantially completes the demised premises. In addition, if Owner does not substantially complete the demised premises by the date which is one hundred and fifty (150) days from the date that this lease is fully and unconditionally executed by both Owner and Tenant, Tenant shall have, as its sole and exclusive remedy, the right to terminate this lease upon its delivery of written notice thereof to Owner by the date which is one hundred and sixty (160) days from the date that this lease is fully and unconditionally executed by both Owner and Tenant.

62. Tenant covenants that it shall not assign this lease nor sublet the demised premises or any part thereof without the prior written consent of Owner in each instance, which consent shall not be unreasonably withheld or delayed, except on the conditions hereinafter stated. Tenant may assign this lease or sublet the demised premises with Owner's written consent provided:

     (a) That such assignment or sublease is for a use which is in compliance with the then existing zoning regulations and the certificate of occupancy for the building;

     (b) That at the time of such assignment or subletting, there is no default under the terms of this lease on Tenant's part which has not been cured prior to the expiration of all applicable grace periods;

     (c) That in the event of an assignment, the assignee assume in writing the performance of all of the terms and obligations to be performed by Tenant under this lease from and after the date of such assignment;

     (d) That a duplicate original of said assignment or sublease be delivered by certified mail to Owner at the address herein set forth within ten (10) days from the said assignment or sublease;

     (e) That, in the event Tenant shall request Owner's consent to a proposed assignment of this lease or proposed sublease of all or a portion of the Demised Premises, Tenant shall pay or reimburse to Owner the reasonable attorney fees incurred by Owner in processing such request (not to exceed one thousand ($1,000.00) dollars).

     (f) Such assignment or subletting shall not, however, release Tenant from its liability for the full and faithful performance of all of the terms and conditions of this lease;

     (g) If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent and additional rent from the assignee, undertenant or occupant, and apply the net amount collected to the rent and additional rent herein reserved;

     (h) Notwithstanding anything contained in this Article 62 to the contrary, no assignment or underletting shall be made by Tenant in any event until Tenant has offered to terminate this lease as of the last day of any calendar month during the term hereof and to vacate and surrender the demised premises to Owner on the date fixed in the notice served by Tenant upon Owner (which date shall be prior to the date of such proposed assignment or the commencement date of such proposed sublease), and Owner, within thirty (30) days after the receipt thereof, has not accepted in writing the offer by Tenant to cancel and terminate this lease and to vacate and surrender the demised premises. The provisions of this Article 62(h) shall not apply with respect to a sublease of the demised premises for less than 1,400 square feet of space (an "Acceptable Sublease"). Owner shall have no obligation whatsoever to alter the demised premises (including, without limitation, the alteration of the bathrooms, utility meters, entrances and corridors) in connection with an Acceptable Sublease.

     (i) The provisions of the foregoing Paragraph 62(h) shall be inapplicable and Owner's consent shall not be required as to any assignment or subletting to any corporation which is a successor to Tenant by merger or consolidation, or is the parent or a wholly owned subsidiary of Tenant or such successor corporation, or as part of a bona fide sale or other conveyance by Tenant of its entire business as a going concern or of all or substantially all of its assets or to Tenant's shareholders in liquidation or dissolution.

     (j) Without affecting any of its other obligations under this lease, except with respect to any permitted assignment or subletting under subparagraph 62(i) above, Tenant will pay Owner as additional rent any sums or other economic consideration, which (i) are actually received by Tenant as a result of an assignment or subletting whether or not referred to as rentals under the assignment or sublease (after deducting therefrom the reasonable costs and expenses incurred by Tenant in connection with the assignment or subletting in question provided such costs were approved in writing by Owner when it approved the assignment or sublease); and (ii) exceed in total the sums which Tenant is obligated to pay Owner under this Lease (prorated to reflect obligations allocable to that portion of the demised premises subject to such assignment or sublease), it being the express intention of the parties that Tenant shall not be in any manner whatsoever be entitled to any profit by reason of such sublease or assignment. The failure or inability of the assignee or subtenant to pay rent pursuant to the assignment or sublease will not relieve Tenant from its obligations to Owner under this Paragraph. Tenant will not amend the assignment or sublease in such a way as to reduce or delay payment of amounts which are provided in the assignment or sublease approved by Owner.

     (k) Owner agrees that it shall not unreasonably withhold its consent to a subletting or assignment in accordance with the terms of this Paragraph 62. In determining reasonableness, there shall be taken into account the character and reputation of the proposed subtenant or assignee, the specific nature of the proposed subtenant's or assignee's business and whether same is in keeping with other tenancies in the building; the financial standing of the proposed subtenant or assignee; and the impact of all of the foregoing upon the building and the other tenants of Owner therein. Owner shall not be deemed to have unreasonably withheld its consent if it refuses to consent to a subletting or assignment to an existing tenant in any building in the Bohemia area which is owned by Owner or its affiliate or to a proposed subtenant or assignee with whom Owner is negotiating a lease or if at the time of Tenant's request, Tenant is in default, beyond applicable grace and notice periods provided herein for the cure thereof, of any of the terms, covenants and conditions of this lease to be performed by Tenant. At least thirty (30) days prior to any proposed subletting or assignment, Tenant shall submit to Owner a written notice of the proposed subletting or assignment, which notice shall contain or be accompanied by the following information:

          (i) the name and address of the proposed subtenant or assignee;

          (ii) the nature and character of the business of the proposed subtenant or assignee and its proposed use of the premises to be demised;

          (iii) the most recent three (3) years of balance sheets and profit and loss statements of the proposed subtenant or assignee, if available to Tenant, or other financial information satisfactory to Owner; and

          (iv) such shall be accompanied by a copy of the proposed sublease or assignment of lease.

63. Tenant shall have the right to use fifty (50) percent of the parking spaces allocated to the building. The parking areas available for the use of the Tenant herein and the other tenants of the building of which the demised premises form a part are to be used by Tenant, its servants, employees, agents, business invitees and patrons subject to the reasonable rules and regulations of Owner and it is also understood and agreed that Owner shall have the right at any time to modify or alter the parking layout and traffic pattern in the parking areas and to diminish the available parking areas without any liability to Tenant or any diminution or abatement of rent or additional rent, provided the same is required by any governmental body or agency having jurisdiction thereof and provided the available parking areas are diminished only by a de minimis amount.

64. All janitorial work at the demised premises shall be done at the cost and expense of Tenant. Tenant shall provide for its own trash, rubbish and garbage removal at its own expense and all rubbish, trash and garbage shall be kept at the demised premises subject to the rules and regulations of the appropriate municipal authorities having jurisdiction thereof, and shall at all times be kept in closed containers and inside the demised premises except when necessary for the removal therefrom by the trash and garbage removal company. Tenant shall be permitted to maintain a dumpster for garbage removal outside the two (2) doors located in the rear of the building.

65.  Paragraph 32 of the printed portion of this lease is hereby deleted.

66. Tenant shall pay, as additional rent, Tenant's Proportionate Share of Owner's cost for water consumed in the building. Tenant shall not use water for other than normal lavatory purposes.

67. Supplementing Article 3 of the preprinted portion of this lease, any and all alterations, installations, additions and improvements to the demised premises and any and all structures or fixtures, except movable trade fixtures not attached to the realty, installed by or on behalf of Tenant which shall attach to the realty shall be deemed attached to the freehold and automatically become the property of Owner upon installation, unless Owner shall elect otherwise, which election shall be made by giving notice to Tenant not less than thirty (30) days prior to the expiration or other termination of this lease. If Owner elects to have Tenant remove same, Tenant shall do so and repair, at its own cost and expense, any damage to the demised premises caused by said removal. All alterations, installations, additions and improvements made to the demised premises, which, in each instance costs more than $5,000.00, shall be subject to Owner's supervisory fee of 10% of the cost thereof. There shall be no supervisory fee due in connection with any construction performed in initially preparing the demised premises for Tenant's occupancy. In receiving such fee, Owner assumes no responsibility for the quality or manner in which such work is performed.

68. Tenant shall indemnify and hold Owner harmless against any and all claims, suits, damages or causes of action for damages and from and against any orders or decrees or judgments which may be entered in any suit brought for damages or alleged damages resulting from any injury to person and/or property or loss of life sustained in and about the demised premises, including the violation of any Environmental Law (hereinafter defined) during the term hereby demised, and from any and all fines that may be imposed by reason of any violations noted or issued by, any municipal department or other governmental bureau or agency having jurisdiction, and from any and all legal fees and other charges to which the Owner may be put in defending the same.

69. Tenant shall, at is own cost and expense, procure all necessary certificates, permits, orders or licenses which may be required for the conduct of its business by any governmental statute, regulation, ordinance or agency and that all governmental requirements relating to the use or uses of the demised premises by the Tenant shall be complied with by the Tenant at its own cost and expense. Notwithstanding the provisions of Paragraph 6 or this Paragraph 69, it is understood and agreed that Owner shall deliver the demised premises to Tenant in compliance with all applicable laws, rules and regulations. Owner shall, at its own cost and expense, procure all necessary certificates, permits, orders, or licenses which may be required for the performance of Owner's Work or for the occupancy of the demised premises by Tenant, except for any certificates, permits, orders, or licenses which may be necessitated because of Tenant's particular use of the demised premises, as opposed to the general uses permitted under this Lease.

70.  In any case in which the rent or  additional  rent is not paid  within  ten
     (10) days of the day when same is due, Tenant shall pay a late charge equal to 5 cents for each dollar so due, and in addition thereto, the sum of $100.00 for the purpose of defraying expenses incident to the handling of such delinquent account. Tenant further agrees that the late charge imposed is fair and reasonable, complies with all laws, regulations and statutes, and constitutes an agreement between Owner and Tenant as to the estimated compensation for costs and administrative expenses incurred by Owner due to the late payment of rent by Tenant. Tenant further agrees that the late charge assessed pursuant to this lease is not interest, and the late charge does not create a borrower/lender or borrower/creditor relationship between Owner and Tenant. The demand and collection of the aforesaid late charges shall in no way be deemed a waiver of any and all remedies that the Owner may have under the terms of this lease by summary proceedings or otherwise in the event of a default in payment of rent or additional rent.

71. Tenant shall cause each insurance policy carried by it and insuring its fixtures and contents, or the betterments and improvements made by Tenant, against loss by fire and other hazards to be written in a manner so as to provide that the insurer waives all right of recovery by way of subrogation against Owner in connection with any loss or damage covered by any such policy or policies. Owner shall not be liable to the Tenant for any loss or damage caused by fire or other hazards. If Tenant cannot obtain such waiver of subrogation provision, or if same is obtainable only by the payment of an additional premium, Tenant shall notify Owner of such fact and Owner shall have a period of ten (10) days from the receipt of such notice to either (a) place such insurance in companies which will carry such insurance with waiver of subrogation against Owner and which are reasonably acceptable to Tenant or (b) agree to pay such additional premium if such subrogation waiver is obtainable at an additional cost, or (c) require Tenant to name Owner as an additional insured.

72. Owner will cause each insurance policy carried by Owner and insuring the building and demised premises against loss by fire and other hazards to be written in such a manner so as to provide that the insurer waives all right of recovery by way of subrogation against Tenant in connection with any loss or damage covered by such policy or policies. Tenant shall not be liable to Owner for any loss or damage caused by fire or other hazard. If Owner cannot obtain such waiver of subrogation provision or if same is obtainable only by payment of an additional premium, Owner shall notify Tenant of such fact and Tenant shall have a period of ten (10) days from the receipt of such notice to either (a) place such insurance in companies which will carry such insurance with waiver of such subrogation against Tenant and which are reasonably acceptable to Owner, or (b) agree to pay such additional premium if such subrogation waiver is obtainable at additional cost, or (c) require Owner to name Tenant as an additional insured.

73. In addition to the rights and remedies set forth in Paragraphs 17 and 18 hereof, Owner shall have the right to cancel this lease in the manner therein provided in the event that Tenant shall have failed to pay any installment of rent provided herein within ten (10) days after written notice and demand for payment thereof or shall have defaulted in payment of additional rent set forth herein for a period of twenty (20) days after written notice and demand for payment of same.

74. If Tenant shall have a sanitary waste system for Tenant's exclusive use, then Tenant shall be required to maintain, repair and replace same at Tenant's sole cost and expense. In such event, Tenant shall not be required to share in the cost and expense of the maintenance, repair and replacement of any other sanitary waste system used by other tenants of the building of which the demised premises forms a part.

75. (a) During the term of this lease, Tenant agrees to carry liability insurance at its own cost and expense in the amount of $1,000,000.00 for bodily injury and $100,000.00 for property damage, which insurance shall also name Owner as an additional insured, and Tenant shall furnish Owner with a new certificate of insurance within ten (10) days after the expiration of any such policy.

     (b) Tenant shall, as additional rent, reimburse Owner for Tenant's Proportionate Share of Owner's premium for a liability insurance policy in the minimum amount of $1,000,000.00 for bodily injury and $100,000.00 for property damage covering the entire building of which the demised premises forms a part, including common areas and parking areas.

     (c) Tenant shall, as additional rent, reimburse Owner for Tenant's Proportionate Share of all premiums for fire insurance upon the building, including extended coverage, rental value, vandalism and malicious mischief, to be maintained upon the building during the term of this lease. Owner shall obtain and maintain all such insurance throughout the term and any renewal term hereunder. Said insurance shall be in amount not less than the full replacement value of the building, but if required by a mortgagee granting a mortgage or mortgages on the building, then in an amount as required by said mortgagee. The aforesaid charge shall be due and payable to Owner as additional rent on the rent date next following the giving of notice to Tenant by Owner of the amount due toward such premium. Upon Tenant's written request, Owner shall provide Tenant with bills and/or invoices evidencing the cost of the premiums for the insurance to be maintained by Owner hereunder. The parties shall apportion such premium at the commencement and termination of the lease term.

     (d) If a steam boiler is required by Tenant, then Tenant shall also reimburse Owner for the full premium which Owner shall pay for a policy of boiler insurance, said reimbursement to be made by Tenant as additional rent at the same time as the next monthly installment of rent shall be due from Tenant after a notice from Owner of the amount of the premium.

     (e) All policies of insurance to be supplied by Tenant and Owner shall be obtained only from insurance companies licensed to do business in the State of New York and will carry thereon and have endorsed the following:

          (i) In the event of cancellation or material change in the policy which may affect the Owner's interest, at least twenty (20) days prior to such cancellation or material change, written notice of same will be given to Owner.

          (ii) Owner shall be named as an "Additional Insured" on all of Tenant's policies except contents policies.

76. Owner and Tenant represent each to the other that the sole broker who negotiated or brought about this lease or who might be entitled to the payment of commission is Schuckman Realty, Inc. and that no other person or firm is entitled to the payment of any commission. The parties agree that except as otherwise provided herein, if any claim is made for commission by any broker through or on account of any acts of a party, that party shall hold the other party harmless from and against any and all liabilities and expenses in connection therewith including reasonable attorneys' fees in defending any such action. Owner agrees to pay a commission to such aforenamed broker pursuant to a separate agreement.

77. Tenant shall not, without the express written consent of Owner, enter upon the roof or attach or install anything thereon nor make any alterations thereto. Tenant shall be permitted to penetrate the roof for purposes of installing vent piping provided: (a) Tenant submits plans and specifications for the installation of such piping to Owner for Owner's prior written approval, which approval may be withheld by Owner if such installation may damage the structural integrity of the roof or interfere with any service to be provided by Owner, and (b) Tenant hires Owner's roof contractors to perform all such installation work.

78. Any sums of money required to be paid by Tenant to Owner in addition to the rent reserved under Article 81, shall be deemed additional rent, shall be paid without deduction or offset, and in the event Tenant fails to pay such additional rent, Owner shall be entitled to the same remedies under this lease or by law, as are available to Owner for the nonpayment of rent, including, without limitation, summary dispossess proceedings.

79. In the event that Owner shall bring any proceeding against Tenant for recovery of money damages, or for possession of the demised premises by reason of nonpayment of rent or additional rent, or for nonperformance by Tenant of the terms and conditions of this lease, or for breach of lease, and Owner shall incur costs and expenses by reason thereof or by reason of such default, such charges, including legal fees, shall be due and payable from Tenant as additional rent and shall become immediately due and payable upon the incurrence of same. In the event that Owner shall institute summary proceedings for nonpayment of rent or additional rent, the legal fees therefor shall be 25% of the amount demanded in the petition or $500.00, whichever is greater. Said amount may be included in the petition and shall be deemed additional rent. In the event Owner shall at any time be in default hereunder, and if Tenant shall institute an action against Owner based upon such default and Tenant shall be successful, Owner shall within thirty (30) days after request therefor, reimburse Tenant for the expenses of reasonable attorneys' fees and disbursements incurred by Tenant.

80. The term of this lease shall commence on the date on which Owner substantially completes the demised premises in accordance with Article 61 hereof (the "Term Commencement Date"). The term of this lease shall terminate on the day preceding the day which is seven

     (7) years after the Rent Commencement Date, hereinafter referred to as the "Expiration Date", unless the term shall sooner terminate or be extended pursuant to any of the terms, covenants or conditions of this lease or pursuant to law. Tenant's obligation to pay rent shall commence on the date which is sixty (60) days from the Term Commencement Date, hereinafter referred to as the "Rent Commencement Date" subject to the terms of Article 61 hereof.

81. During the term of this lease, Tenant shall pay minimum annual rent ("rent") as follows:

     During the first year of the term of this lease commencing on the Rent Commencement Date, the rent shall be $148,633.38 payable $31,850.01 for the first month of such year and $10,616.67 for each of the second through twelfth months.

     During the second year, the rent shall be $132,495.96, payable in equal monthly installments of $11,041.33.

     During the third year, the rent shall be $137,795.88, payable in equal monthly installments of $11,482.99.

     During the fourth year, the rent shall be $143,307.72, payable in equal monthly installments of $11,942.31.

     During the fifth year, the rent shall be $149,040.00, payable in equal monthly installments of $12,420.00.

     During the sixth year, the rent shall be $155,001.60, payable in equal monthly installments of $12,916.80.

     During the seventh year, the rent shall be $139,968.30, payable $13,433.47 during each of the first through tenth months and $2,816.80 during each of the eleventh and twelfth months.

     The minimum annual rent hereinabove provided for shall be in addition to all other payments to be made by Tenant as herein provided.

82. (a) Owner and Owner's agents and employees shall not be liable for, and Tenant waives all claims for, loss or damage to Tenant's business or damage to person or property sustained by Tenant resulting from any accident or occurrence (unless caused by or resulting from the negligence of Owner, its agents, servants or employees other than accidents or occurrences against which Tenant is insured and except to the extent Tenant is contributorily negligent) in or upon the demised premises or the building, including, but not limited to, claims for damage resulting from: (i) any equipment or appurtenances becoming out of repair; (ii) injury done or occasioned by wind; (iii) any defect in or failure of plumbing, heating or air conditioning equipment, electric wiring or installation thereof, gas, water, or steam pipes, stairs, porches, railings or walks; (iv) broken glass; (v) the backing up of any sewer pipe or downspout;) (vi) the bursting, leaking or running of any tank, tub, washstand, water closet, waste pipe, drain or other pipe or tank in, upon or about the building or the demised premises; (vii) the escape of steam or hot water; (viii) water, snow or ice being upon or coming through the roof, skylight, trapdoor, stairs, doorways, show windows, walks or any other place upon or near the building or the demised premises or otherwise; (ix) the falling of any fixture, plaster, tile or stucco; and (x) any act, omission or negligence of other tenants, licensees or of any other persons or occupants of the building or of adjoining or contiguous buildings or of owners of adjacent or contiguous property.

     (b) If Owner or a successor in interest is an individual (which term as used herein includes aggregates of individuals, such as joint ventures, general or limited partnerships, or associations) such individual shall be under no personal liability with respect to any of the provisions of this lease, and if such individual is in breach or default with respect to its obligations under this lease, Tenant shall look solely to the equity of such individual in the land and building of which the demised premises form a part for the satisfaction of Tenant's remedies and in no event shall Tenant attempt to enforce any personal judgment against any other assets of such individual or any principal, partner, employee or agent of Owner by reason of such default by Owner.

83.    INTENTIONALLY DELETED.

84. (a) Tenant shall not cause or permit the presence, use, disposal, storage, or release of any Hazardous Substances (hereinafter defined) on or in the demised premises or the land or building of which it is a part, except in a manner and in quantities permitted under applicable law. Tenant shall not do, nor allow anyone else to do, anything affecting the demised premises that is in violation of any Environmental Law (hereinafter defined). Owner shall have the right to inspect the demised premises and Tenant's operations during normal business hours, after reasonable notice, for the purpose of determining the existence or release of Hazardous Substances and Tenant's compliance with Environmental Law. As used herein, "Hazardous Substances" are those substances defined as toxic or hazardous substances by Environmental Law, including, without limitation, the following substances: gasoline, kerosene, other flammable or toxic petroleum products, toxic pesticides and herbicides, volatile solvents, materials containing asbestos or formaldehyde, and radioactive materials. "Environmental Law" means federal and state laws and laws of the jurisdiction where the demised premises are located that relate to health, safety and environmental protection.

     (b) Owner represents and warrants to Tenant that as of the Term Commencement Date, the demised premises and the building shall be in compliance with all applicable Environmental Law and that no Hazardous Substances shall have been released at or disposed of at or about the building or the demised premises, except in a manner and in quantities permitted under applicable law.

85. The Owner shall furnish a security guard service for the building and other structures. Tenant shall pay to Owner $1,120.00 during each year of the term of this Lease (payable in equal monthly installments of $93.34). Such charge shall be payable to the Owner as additional rent with each installment of rent due hereunder.

86. Notwithstanding any provision in this lease to the contrary, the additional rent which Tenant shall be required to pay to Owner pursuant to Paragraphs 48, 56, 75 and 85 of this lease in respect of amounts incurred by Owner during the first year of the term (i.e., August 1, 1997 through July 31, 1998) of this lease only shall not exceed $5,600.00.

87. Owner hereby agrees that, upon execution of this lease and upon delivery by the Tenant of the first month's rent and the insurance certificates required hereunder, Tenant shall have the right to use and occupy the demised premises prior to the Rent Commencement Date provided that Tenant shall comply with all the obligations of Tenant under this lease with the exception of the obligation to pay rent pursuant to Paragraph 81 of this lease.

88. Tenant agrees that the value of the demised premises and the reputation of the Owner will be seriously injured if the demised premises are used for any obscene or pornographic purposes or if any obscene or pornographic material is permitted on the premises. Tenant further agrees that Tenant will not permit any of these uses by Tenant or a sublessee or assignee of the demised premises. This Paragraph shall directly bind any successors in interest to Tenant. Tenant agrees that if at any time Tenant violates any of the provisions of this Paragraph, such violation shall be deemed a breach of a substantial obligation of the terms of this lease and objectionable conduct. Pornographic material is defined for purposes of this Paragraph as any written or pictorial matter with prurient appeal or any objects or instruments that are primarily concerned with lewd in or prurient sexual activity. Obscene material is defined here as it is in Penal Law Section 235.00.

89. Tenant shall not be permitted to store any items including, without limitation, inventory, furniture and equipment, outside of the demised premises or the building unless Tenant first obtains Owner's prior written consent.

90. Owner shall, at Owner's sole cost and expense, and prior to the Rent Commencement Date, convert the building from electric heat to gas heat.

91. The Tenant shall have the right to be exercised as hereinafter provided, to extend the term of this lease for one period of five (5) years upon the following terms and conditions:

     (a) That at the time of the exercise of such right and at the time of the commencement of such extension period, Tenant shall not be in default in the performance of any of the terms, covenants or conditions which Tenant is required to the right to lease the Partial Additional Premises, subject to the terms and conditions of this Paragraph 92.

     (b) In the event that Owner proposes to lease the Partial Additional Premises and/or the Entire Additional Premises pursuant to the terms of bona fide third party offer, Owner shall notify Tenant of the same by written notice delivered to Tenant by certified mail, return receipt requested (the "Offer Notice"). Tenant shall give written notice to Owner of its intent to exercise its right to lease the Partial Additional Premises hereunder no later than seven (7) business days after Tenant's receipt of the Offer Notice. Said written notice shall be delivered to Owner by certified mail, return receipt requested; TIME BEING OF THE ESSENCE WITH RESPECT TO ALL OF TENANT'S OBLIGATIONS HEREUNDER.

     (c) In the event Tenant elects to lease the Partial Additional Premises, the term "Combined Premises" shall, from and after the Effective Date (as hereinafter defined), include both the Demised Premises and the Partial Additional Premises. For purposes hereof, the term "Effective Date" shall mean the date of delivery of possession of the Partial Additional Premises to Tenant.

     (d) Upon the exercise of Tenant's rights hereunder, Owner and Tenant shall enter into a lease modification agreement effective as of the Effective Date, which shall reflect the lease by Tenant of the Combined Premises in accordance with all of the terms and conditions of the lease except that:
     (i) Tenant shall accept the Partial Additional Premises in its then "as is" condition; however, Owner shall provide an opening in the demising wall connecting the Demised Premises and the Partial Additional Premises, (ii) the rental rate shall be as set forth in subparagraph (e) hereof, (iii) Tenant's Proportionate Share shall be equal to a fraction, the numerator of which shall be the total number of rentable square feet contained in the Combined Premises and the denominator of which shall be the total rentable square feet contained in the Building, (iv) the number of parking spaces available for use by Tenant shall be increased to reflect the increase in Tenant's Proportionate Share and (v) Article 62(h) shall be modified to provide that an Acceptable Sublease shall mean a sublease of the demised premises for less than ten (10%) percent of the Combined Premises. In any case, the base year for purposes of calculating Tenant's Proportionate Share of real estate taxes due in accordance with Paragraph 51 hereof with respect to the Partial Additional Premises shall be the tax year 1996/97. Tenant shall pay the first month's rent and two additional months rent due for the Partial Additional Premises prior to the Effective Date.

     (e) The Offer Notice need not specify a rental rate for the Partial Additional Premises nor shall Tenant be required to accept any rental rate set forth therein. The initial rental rate for the Partial Additional Premises shall be $8.50 per square foot of the Partial Additional Premises if the Partial Additional Premises is leased to Tenant during the first year of the term of this Lease. Thereafter, the initial rental rate for the Partial Additional Premises shall escalate at a rate of four (4%) percent compounded annually as of the commencement date of each succeeding lease year during the term hereof. By way of example, if the Partial Additional Premises is leased six (6) months into the first lease year of the initial term of this Lease, the four (4%) percent escalation shall be effective six
     (6) months thereafter on the commencement date of second lease year of the initial term of this Lease.

     (f) In the event Tenant leases the Partial Additional Premises, the renewal option set forth in Article 91 hereof shall also apply to the Partial Additional Premises. The rental rate for the Partial Additional Premises shall reflect an eight (8%) percent increase over the rental rate for the Partial Additional Premises which may have been due during the last year of the initial term (adjusted to reflect any advanced rent paid by Tenant hereunder) and, thereafter the rental rate for the Partial Additional Premises shall escalate at a rate of four (4%) percent compounded annually.

     (g) Should Tenant fail to exercise its rights hereunder within the time and in the manner required above, or waive such right in writing, Owner may lease the Partial Additional Premises and/or the Entire Additional Premises without any further obligations to Tenant; provided, however, that if Owner does not consummate a lease of the Additional Premises with respect to the first Offer Notice, Tenant's right of first refusal shall again apply with respect to a second bona fide offer received by Owner only (the "Second Offer"), which right shall be exercised by Tenant in strict accordance with the provisions of this Paragraph 92. Should Tenant fail to exercise its right hereunder with respect to the Second Offer within the time and in the manner required above, or waive such right in writing, Owner may lease the Partial Additional Premises and/or the Entire Additional Premises without any further obligations to Tenant following such Second Offer.

     (h) The right to lease the Partial Additional Premises is personal to LogiMetrics, Inc. and shall not be transferable by operation of law or otherwise.

93. Owner shall install, at Owner's sole cost and expense, Owner's standard circular sign at the entrance of the demised premises. Owner shall also furnish to Tenant one (1) listing on the building directory and one (1) listing on the office park directory. The initial listings will be made at Owner's expense and any subsequent changes by Tenant shall be made at Tenant's expense.

94. Owner hereby represents and warrants that there presently are no mortgages encumbering the demised premises and the building. Owner hereby agrees to use its reasonable efforts to obtain a subordination, attornment and nondisturbance agreement from Owner's future mortgagees on such future mortgagee's standard form.

95. Owner hereby waives any lien on Tenant's personal property to which Owner, in the absence of such waiver, might otherwise be entitled by statute, common law or otherwise. Tenant covenants and agrees that no security agreement, whether by way of conditional sales agreement, chattel mortgage, title retention agreement, or other instrument of similar import (a "Security Agreement") shall be placed upon any improvements made by Tenant which are affixed to the realty. In the event that any of the machinery, fixtures, furniture or equipment installed by Tenant in the demised premises are purchased or acquired by Tenant subject to a Security Agreement, Tenant undertakes and agrees (i) that no Security Agreement or Uniform Commercial Code filing statement shall be permitted to be filed as a lien against the building and/or the real property of which the demised premises and the Building form a part, and (ii) to cause to be inserted in any Security Agreement the following provision:

               "Notwithstanding anything to the contrary herein, this chattel mortgage, conditional sales agreement, title retention agreement, or security agreement shall not create or be filed as a lien against the land, building and improvements comprising the real property in which the goods, machinery, equipment, appliances or other personal property covered hereby are to be located or installed."

          If any such lien, based on a Security Agreement or Uniform Commercial Code filing statement is filed against the building or the real property of which the demised premises and the building form a part, Tenant shall, within thirty (30) days following notice thereof from Owner, cause such lien or notice to be removed or discharged, at Tenant's cost and expense.

96. Notwithstanding anything contained in this lease to the contrary, Tenant shall have access to the demised premises twenty four (24) hours a day, seven (7) days a week.

                                               RECKSON FS LIMITED PARTNERSHIP

                                               BY:      RECKSON FS, INC.,
                                                        its general partner

                                               BY:      /s/Mitchell Reckler
                                                       _____________________
                                                       Mitchell Reckler

                                               LOGIMETRICS, INC.


                                               BY:     /s/Russell Reardon
                                                       ________________________
                                                       Russell Reardon

                                 April 22, 1997

LogiMetrics, Inc.
121-03 Dupont Street
Plainview, New York 11803

                  Re: Lease Agreement dated April 22, 1997 (the "Lease") by and between Reckson FS Limited Partnership, as landlord ("Landlord") and LogiMetrics, Inc., as tenant ("Tenant")

Gentlemen:

          This letter shall confirm and memorialize the agreement between Landlord and Tenant with respect to the installation of a satellite dish at the building located at 50 Orville Drive, Bohemia, New York (the "Building"). Landlord and Tenant agree as follows:

          (1) In connection with Tenant entering into the Lease, Tenant may, at its own cost and expense, install, operate, maintain and replace a satellite dish (hereinafter the "Satellite Dish") on the roof of the Building from time to time during the term of the lease.

          (2) In consideration of the use of the space on the Building for the installation, operation, maintenance and replacement of the Satellite Dish, Tenant agrees to pay to Landlord, in addition to all sums payable by Tenant under the Lease, the sum of $250.00 on the first day of each calendar month, commencing on the first day of the first full calendar month immediately following Landlord's approval of the initial installation and operation of the Satellite Dish in accordance with the terms hereof and continuing on the first day of each successive calendar month until such time as the Satellite Dish have been permanently removed from the Building, and the roof of the Building has been restored by Tenant, in accordance with the terms of this Agreement. Such amounts shall be deemed to be additional rent under the Lease.

          (3) Tenant shall not install, maintain or operate the Satellite Dish until it receives the prior written approval of Landlord in each instance. Landlord may approve or reject the installation, operation and replacement of the Satellite Dish within a reasonable time after the Tenant submits: (a) plans and specifications for the installation of the Satellite Dish, (b) copies of all governmental and quasi-governmental permits, licenses and authorizations which the Tenant will obtain at its own cost and expense; and (c) a certificate of insurance evidencing insurance coverage as required by the Lease and any other insurance reasonably required by the Landlord for the installation, operation, maintenance and/or replacement of the Satellite Dish. Landlord may withhold approval if the installation, operation, maintenance and/or replacement of the Satellite Dish may damage the structural integrity of the Building, interfere with any service provided by the Landlord or any tenant, or reduce the amount of leasable space in the Building.

          (4) Tenant covenants and agrees that neither Tenant nor its agents will cause any damage to the roof during the installation, maintenance, operation and/or replacement of the Satellite Dish. If Tenant hires contractors, subcontractors or any other agent to install, maintain, operate or replace the Satellite Dish, Tenant shall provide Landlord with a waiver of mechanics' lien from all workers.

          (5) If Landlord's insurance premium or real estate tax assessment increases as a result of the Satellite Dish, Tenant shall pay such increase each year, as additional rent under the Lease, upon receipt of a bill from the Landlord.

          (6) Tenant shall have no right to an abatement or reduction in the amount of rent hereunder or under the Lease if for any reason the Tenant is unable to use the Satellite Dish.

          (7) Tenant covenants and agrees that the installation, operation, maintenance, replacement and removal of the Satellite Dish will be at its sole risk. Tenant agrees to indemnify and defend Landlord against all claims, actions, damages, liability and expenses in connection with the loss of life, personal injury, damage to property or business or any other loss or injury arising out of the installation, operation, maintenance, replacement or removal of the Satellite Dish. Tenant agrees to indemnify Landlord for all costs and expenses (including reasonable attorneys' fees) incurred as a result of any litigation concerning the Satellite Dish.

          (8) Landlord, at its sole option, may require Tenant, at any time prior to the expiration of this Agreement, to terminate the operation of the Satellite Dish if it is causing physical damage to the structural integrity of the Building, interfering with any other service provided by the Building, or interfering with any other tenant's business.

          If, however, Tenant can correct the damage caused by the Satellite Dish to Landlord's reasonable satisfaction within sixty (60) days, Tenant may restore its operation. If the Satellite Dish is not corrected and restored to operation within sixty (60) days, Landlord, at its sole option, may require that Tenant remove the Satellite Dish at its own expense.

          (9) At the expiration or sooner termination of this Agreement or the Lease or upon termination of the operation of the Satellite Dish, Tenant shall be required to remove the Satellite Dish from the Building at its own cost. Tenant shall remove and dispose of the Satellite Dish upon fifteen (15) days' written notice. Tenant shall leave the portion of the Building where the Satellite Dish was located, in good order and repair, reasonable wear and tear excepted. If Tenant does not remove the Satellite Dish when so required, Tenant hereby authorizes Landlord to remove and dispose of the Satellite Dish and charge Tenant for all costs and expenses incurred. Tenant agrees that Landlord shall not be liable for any property disposed or removed by Landlord.

          (10) A default under the Lease shall be deemed to be a default under this Agreement and a default under this Agreement shall be deemed to be a default under the Lease.

          Please sign in the space provided below to acknowledge your agreement to the foregoing.

                                                Very truly yours,

                                                RECKSON FS LIMITED PARTNERSHIP

                                                BY:  RECKSON FS, INC.,
                                                     its general partner

                                                BY:  /s/Mitchell Reckler
                                                     _____________________
                                                     Mitchell Reckler

Agreed to this 22nd day of
April, 1997

LOGIMETRICS, INC.

By:  /s/Russell Reardon
     ____________________
     Russell Reardon